Exhibit 10.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into as of this 6th day of March 2017 (the “Signing Date”), between Soledad Bayazit (“Seller”) and Vassili Oxenuk, (“Purchaser”).

Preliminary Statement

Seller owns 20,701,571 of the outstanding shares of common stock of American Retail Group, Inc., a Nevada corporation (the “Company”), representing approximately 90.28% of the outstanding shares of common stock of the Company.

The Seller holds a 10% secured convertible note of the Company in the principal amount of $1,201,000 which was originally due January 12, 2012 (the “Note”) and from time to time has made additional advances to the Company which have not been repaid and are reflected on the Company’s financial statements as “Loan Payable–Related Party” (the aggregate amount of indebtedness represented by the Note, together with amounts advanced but not repaid as of the date hereof is hereinafter referred to as the “Indebtedness to Seller”).

Seller desires to sell to Purchaser, and Purchaser desires to buy from Seller, all of the 20,701,571 shares of the common stock of the Company owned by Seller (the “Transferred Shares”), on the terms and subject to the conditions set forth in this Agreement.

Purchaser is purchasing the Transferred Shares to obtain control of the Company for the purpose of effecting a reverse acquisition or merger transaction with one or more other corporations following which the Purchaser will cause the Company to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC Filing Date”).

In consideration of the foregoing and the mutual promises contained herein, the parties agree as follows:

1. PURCHASE AND SALE OF SHARES. Upon the terms and subject to the conditions set forth in this Agreement, Seller hereby assigns, sells, transfers and conveys to Purchaser, and Purchaser hereby purchases, obtains and acquires from Seller, all right, title and interest in and to the Transferred Shares, free and clear of all claims, liens, mortgages, charges, security interests, encumbrances and other restrictions and limitations of any kind whatsoever, other than restrictions on transferability under federal and state securities laws; provided that title to the Transferred Shares will be registered in the name of Purchaser only upon payment of the First Payment as defined below.

2. CONSIDERATION. In consideration for the purchase of the Transferred Shares, Purchaser agrees to pay the Seller $300,000 (“Cash Purchase Price”), of which $150,000 (the “First Payment”) shall be payable to Seller not later than five days after the Signing Date, and $150,000 (the “Second Payment”) shall be payable to Seller on the second business day after the SEC Filing Date. Seller also forgives the Company Indebtedness to Seller and releases the Company from any obligation to pay the Indebtedness to Seller, effective upon payment of the First Payment.

3. CLOSING.

(a) The purchase and sale of the Transferred Shares shall be consummated at a closing (the “Closing”) not later than the fifth day after the Signing Date, provided the following conditions to Closing are satisfied:

(1) Seller’s obligation to consummate the transactions consummated hereby is subject to (x) the continuing accuracy and truthfulness of Purchaser’s representations set forth in Section 5 below as of the date of the Closing, and (y) Seller’s receipt of the First Payment.

(2) Purchaser’s obligation to consummate the transactions consummated hereby is subject to x) the continuing accuracy and truthfulness of Seller’s representations set forth in Section 4 below as of the date of the Closing, (y) confirmation from Pacific Stock Transfer Company, the Company’s transfer agent (the “Transfer Agent”), that it has received one or more certificates evidencing the Transferred Shares, together with a stock power duly executed by Seller in blank with the required medallion guarantee duly affixed thereon with instructions to register the Transferred Shares in the name of Purchaser or his nominees, and the receipt from Seller of a release in favor of the Company discharging the Company from any liability or obligation to repay the Indebtedness to Seller.

(b) At the Closing, (i) Purchaser shall deliver the First Payment by certified check payable to Seller or wire transfer of immediately available funds from a first class internationally recognized bank to an account designated by Seller, against Seller’s delivery to Purchaser of one or more certificates evidencing the Transferred Shares together with a stock power duly executed by Seller in blank with the required medallion guarantee duly affixed thereon, and (ii) the Seller shall deliver to the Company a release in favor of the Company discharging the Company from any liability or obligation to repay the Indebtedness to Seller together with any written evidence of such Indebtedness. Seller hereby agrees to take such further actions as may be necessary to cause the Transferred Shares to be registered in the name of Purchaser.

(c) Purchaser agrees to notify Seller of its intention to file the Registration Statement not less than one business day prior to SEC Filing Date.

(d) If the Purchaser fails to make the Second Payment by the second business day after the SEC Filing Date, and the parties after discussion are unable to resolve any issues relating to Purchaser’s failure to make the Second Payment, Seller shall have the right to pursue all available legal remedies against Purchaser arising from the Purchaser’s failure to make the Second Payment.

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4. REPRESENTATIONS OF SELLER. Seller hereby represents and warrants to Purchaser as follows:

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada.

(b) The authorized capital stock of the Company consists of 200,000,000 shares of common stock, $0.0001 par value (“Common Stock”), and 10,000,000 shares of preferred stock, $0.0001 par value, undesignated as to series (“Preferred Stock”). Seller owns 20,701,571 shares of Common Stock, representing approximately 90.28% of the 22,930,000 shares of Common Stock outstanding. The Company has not authorized the issuance of any series of Preferred Stock. There are no outstanding offers, options, warrants, rights, calls, commitments, obligations (verbal or written), conversion rights, plans or other agreements (conditional or unconditional) of any character providing for or requiring the sale, purchase or issuance of any shares of capital stock or any other securities of the Company.

(c) Seller is the sole legal and beneficial owner of the Transferred Shares, free and clear of all claims, liens, mortgages, charges, security interests, encumbrances and other restrictions and limitations of any kind whatsoever, other than restrictions on transferability under federal and state securities laws.

(d) This Agreement has been duly executed and delivered by Seller, and is a valid and binding agreement of Seller, enforceable in accordance with its terms, except as such enforceability may be subject to: (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights; or (ii) the remedy of specific performance and injunction and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(e) Seller has obtained any and all necessary consents, authorizations, orders or approvals for the transfer of the Transferred Shares to Purchaser.

(f) Neither the execution or delivery of this Agreement nor the performance by Seller of her obligations hereunder conflict with or result in a breach of or constitute a default under or will result in the creation of or an imposition of a lien upon any of the properties or assets of Seller or the Company or any agreement to which Seller or the Company may be a party or by which Seller’s or the Company’s property or assets may be subject.

(g) The aggregate liabilities of the Company as of the date hereof (other than the Indebtedness to Seller) do not, and on the date of the Closing will not, exceed $35,000.

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(h) To Seller’s belief, the Company is not engaging in any activity or omitting to take any action that is or creates a violation of any law.  To Seller’s belief, the Company possesses all permits necessary for the lawful operation of its business as presently conducted and is in compliance with all such permits and all applicable laws and orders issued by any court or regulatory authority and all such permits will remain in full force and effect after the consummation of the transactions contemplated herein.   To Seller’s belief, no event has occurred or circumstance exists that (with or without notice or lapse of time) (i) may constitute or result in a violation by the Company of any law, or (ii) may give rise to any obligation on the part of the Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.  To Seller’s belief, the Company has not received any notice or other communication (whether oral or written) from any regulatory authority or any other person or entity regarding any actual, alleged, possible, or potential violation of, or failure to comply with, any law.

(k) There is no litigation pending or, to the knowledge of Seller, threatened against the Company, at law or in equity, or before or by any court or regulatory authority. The Company is not a party to or bound by any order that affects the business of the Company as presently conducted.

5. REPRESENTATIONS OF PURCHASER. Purchaser hereby represents and warrants to Seller as follows:

(a) Purchaser understands that the Transferred Shares have not been registered under the Securities Act of 1933 (the “1933 Act”) or the laws of any state, that the sale of the Transferred Shares to Purchaser is being undertaken in reliance upon an exemption from the registration requirements of the 1933 Act, and reliance upon such exemption is based upon Purchaser’s representations, warranties and agreements contained in this Agreement, and that the certificates evidencing the Transferred Shares will be endorsed with a restrictive legend.

(b) Purchaser is aware that the purchase of the Transferred Shares is speculative and involves a high degree of risk. Purchaser is aware that there is no guarantee that Purchaser will realize any gain from his acquisition of the Transferred Shares. Purchaser further understands that Purchaser could lose the entire amount of his investment.

(c) Purchaser: (i) is acquiring the Transferred Shares solely for Purchaser’s own account for investment purposes only and not with a view toward resale or distribution thereof, in whole or in part; (ii) has no contract, undertaking, agreement or other arrangement, in existence or contemplated, to sell, pledge, assign or otherwise transfer the Transferred Shares to any other person; and (iii) agrees not to sell or otherwise transfer the Transferred Shares unless and until they are registered under the 1933 Act and any applicable state securities laws, or unless an exemption from any such requirement is available. Purchaser understands that the Company is considered a “shell company” and, unless the Company becomes a reporting company, no transfer of the Transferred Shares pursuant to Rule 144 promulgated under the 1933 Act may be made.

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(d) Purchaser is financially able to bear the economic risk of an investment in the Transferred Shares, including the ability to hold the Transferred Shares indefinitely and to afford a complete loss of his investment in the Transferred Shares. Purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Shares.

(e) Purchaser has received all the information he considers necessary or appropriate for deciding whether to purchase the Transferred Shares. Purchaser has had an opportunity to ask questions and receive answers from the Seller and other representatives of the Company regarding the terms and conditions of the Transferred Shares, and the business, properties, prospects and financial condition of the Company.

6. INDEMNIFICATION. Each of the parties agrees to indemnify and hold harmless the other party from and against any claims, losses or damages resulting from any material breach of its representations and warranties set forth in this Agreement; provided, however, that in no event shall any obligation to provide indemnification exceed that portion of the Purchase Price which has actually been paid to Seller by Purchaser.

7. MISCELLANEOUS.

(a) This Agreement represents the entire agreement between the parties hereto with respect to the transactions contemplated hereby and supersedes all prior agreements with respect thereto, whether written or oral.

(b) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard, however, to such jurisdiction’s principles of conflict of laws. The parties hereto hereby irrevocably submit to the exclusive jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan in the City of New York in any action or proceeding arising out of or relating to this Agreement, and the parties hereby irrevocably agree that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The parties hereby irrevocably waive, to the fullest extent that they may legally do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). Each party hereby (i) certifies that no representative, agent or attorney of the other has represented, expressly or otherwise, that the other would not, in the event of a proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this paragraph.

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(c) The representations and warranties of the parties set forth in this Agreement shall survive for a period of twelve months from the date of this Agreement.

(d) This Agreement may be executed in counterparts, each of which shall be an original, but all of which shall constitute but one Agreement.

(e) Each party shall bear any taxes, recording fees and similar fees incurred and imposed on it with respect to the sale of the Transferred Shares or other transactions contemplated by this Agreement. Except as otherwise provided in this Agreement, each party hereto shall pay any and all transactional expenses it incurs in connection with the negotiation, execution, delivery or enforcement of this Agreement or any transaction consummated in connection therewith.

(f) No amendment or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by both the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that neither party may assign or otherwise transfer any of its rights under this Agreement without the prior written consent of the other party hereto, and any assignment or attempted assignment made in violation of this Section 7(f) shall be deemed void ab initio and of no legal force or effect.

(g) Nothing in this Agreement shall entitle any individual or entity other than the Seller and the Purchaser to any claim, cause of action, remedy, or right of any kind.

(h) Any provision of this Agreement or any other document or instrument provided for herein which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

IN WITNESS WHEREOF, the parties have executed this agreement as of the date of first written above.

SELLER:

/s/ Soledad Bayazit
Soledad Bayazit

PURCHASER:

/s/ Vassili Oxenuk
Vassili Oxenuk

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